                                                                   EXHIBIT 4.1.2






                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                      MEWBOURNE ENERGY PARTNERS 00-A, L.P.


         This Certificate of Amendment to Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 00-A, L.P. (the "Partnership") is being executed and filed by the undersigned general partners under the Delaware Revised Uniform Limited Partnership Act.

                                   ARTICLE ONE

The name of the Partnership is MEWBOURNE ENERGY PARTNERS 00-A, L.P.

                                   ARTICLE TWO

         Article Four of the Certificate of Limited Partnership of the Partnership is hereby amended in its entirety to read as follows:

         The name and business address of the managing general partner of the Partnership is Mewbourne Development Corporation, 3901 S. Broadway, Tyler, Texas 75701. The names of the investor general partners admitted to the Partnership are set forth on Exhibit A hereto. The business address of the investor general partners is 3901 S. Broadway, Tyler, Texas 75701.

         IN WITNESS WHEREOF, the undersigned, the Managing Partner by and through a duly authorized officer thereof acting for itself and as attorney-in-fact for each of the General Partners set forth on Exhibit A has executed this Certificate of Amendment to Certificate of Limited Partnership on this 31st day of October, 2000.

                                             MEWBOURNE DEVELOPMENT CORPORATION,
                                             acting for itself and as
                                             attorney-in-fact for each of the
                                             General Partners as set forth
                                             on Exhibit A



                                             By: /s/ J. Roe Buckley
                                                --------------------------------
                                                J. Roe Buckley, Treasurer



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                                    EXHIBIT A

                      MEWBOURNE ENERGY PARTNERS 00-A, L.P.
                                GENERAL PARTNERS


Kathleen Y. Ahuna Trust
Kathleen Y. Anuna, Trustee

Debra L. Albair Trust
Debra L. & William B. Albair, Trustees

Ardis M. Albany

Amos Family Trust
Charles R. & Sharon L. Amos, Trustees

Wanda L. Andereck Rev. Trust
Wanda L. Andereck, Trustee

Anderson Rev. Liv. Trust
William & Diane M. Anderson, Trustees

Linda Z. Armes

Albert D. Ballance

Jim & Karen Barach

Mary Elizabeth Nelson Barnes

Wyatt H. & Patricia S. Barnett

Mark Bass

Alma E. Baumgartner

Mrs. Frank J. Beamer

Hunter S. Bell, Jr.

Kenneth E. Bellows

Richard E. Bemis

James G. Jr. & Wanda F. Bennett

Salvatore J. & Wilma J. Biondo

Doris M. Bishop

Blackman Family Liv. Rev. Trust
James E. & Virginia M. Blackman, Trustees

Vince Blom

Bolen Rev. Living Trust
Eldon Keith & Adell I. Bolen, Trustees

Michael F. & Mary Ann Bond

Robert & Patti Bossi

Wilbert & Mary Bowers Trust
Wilbert Bowers, Trustee

Joseph Howard & Ailene Patricia Bowie Living Trust
Joseph Howard & Ailene Patricia Bowie, Trustees

C. M. Bradford

Sylvia D. Bradley Rev. Trust
Sylvia D. Bradley, Trustee

David P. & Martha A. Bragg Family Trust
David P. & Martha A. Bragg, Trustees

Sue Ann Brandl Trust
Sue Ann Brandl, Trustee

Buford L. Brock Trust
Buford L. Brock, Trustee

Kerreth W. & Judith J. Brooks

Paul J. & Amanda Murphy Brown

Wayne R. Brown

James M. Bruce III

Veronica Ortiz-Buck

Virginia & Donald Buller

Greg & Molly Bunton

Anna M. Burford Rev. Liv. Trust
Anna M. Burford, Trustee

J. Millard & Diane Burr

James E. Byron

Daniel B. & Stacie G. Cadelinia

Charles L. Calcaterra III Rev. Trust
Charles L. Calcaterra III, Trustee

Clint Campbell

Coy & Barbara Campbell Rev. Liv. Trust
Coy & Barbara Campbell, Trustee

John D. Campbell

Mary Lou Campbell

Donna G. Carlton

Donald D. II & Suzanne B. Carper

William R. Cartwright

Ray & Charlene M. Cassidy

John P. Cavanaugh Rev. Liv. Trust
John P. Cavanaugh, Trustee

Donald & Barbara Clark

Ernest Lee Clark III

Dale T. & Jennie L. Clausen

Thomas M. Clayton

Marcella H. Cleary Rev. Liv. Trust
Marcella H. Cleary, Trustee

Jane Cline

Steven G. Cline

Donald W. Cohen

Linda S. Cohen

Catherine T. Cole Trust
Catherine T. Cole, Trustee

Michele Coleman

James E. & Margaret W. Conner

Frank Jr. & Elsa Cook

George III & Michelle Cooke

Michael J. Costigan & Cynthia L. Segersten

George B. Crist

Cleo I. Crouch Rev. Trust
Cleo I. Crouch, Trustee

Eric J. Cumming

Ryan James Dacosin

John W. & Denise L. Dahlgren

R. Russell Darby

Howard G. David

Patsy M. Davis

The Michael & Kathleen O. Diesman Fam. Trust
Michael & Kathleen O. Diesman, Trustees

Lester L. Dills Rev. Trust
Lester L. Dills, Trustee

Anthony J. Jr. & Rosina Disalvo Liv. Trust
Anthony J. Jr. & Rosina Disalvo, Trustees

Carlo J. Disalvo Liv. Trust
Carlo J. Disalvo, Trustees

Donald J. Dombrowski

Timothy R. & Nancy L. Dorlac

Donald J. Dorr

The Dudley Family Rev. Liv. Trust
Wilfred A. & Dorothy M. Dudley, Trustees

Jack & Denise A. Duggan

Paul L. Dunklee

Floyd H. Echerd

Ann L. & Robert J. Egan

Timothy J. & Barbara A. Ellison

Donna Gail Enrico

William L. Enslin

Ronnie & D. Darlene Epps

Nancy M. Farmer Rev. Liv. Trust
Nancy M. Farmer, Trustee

Featherstone Family Trust
John C. & A. Jo Featherstone, Trustees

Pamela I. Feldstein

James A. Fields

Adele Finley

John A. Finley Trust
John A. & Georgia M. Finley, Trustees

Dennis M. Fisk

Mary M. Flauaus Rev. Liv. Trust
Mary M. Wurtz, Trustee

Alice Virginia D. Fletcher

Jo T. Flick

Robert A. Flick

Charles R. Fox 'B" Trust
Toni B. Fox, Trustee

Larry & Jacquelyn Fredette

Gerard & Sherrill Froesel

Daniel E. & Robin L. Fuller

Wallace E. & Brenda S. Garner

David T. Garrett, Inc.

Ronald & Marilyn Gibson

Fred W. Jr. & Mary C. Gladbach

Shuchita Goel

Dorothy Goggio Rev. Liv. Trust
Dorothy Goggio, Trustee

Linda C. Gordon

David J. W. Grant

Alice Griffey Rev. Liv. Trust
Alice Griffey, Trustee

Marilyn A. Galati-Grote

David L. & Diane M. Grubbs

Paula M. Gulley

George E. & Judy L. Guttschalk

Mary K. & John G. Haeberle

Kenneth Halveland Liv. Trust
Kenneth Halveland, Trustee

Kenneth & Virginia Harmann Rev. Liv. Trust
Kenneth & Virginia Harmann, Trustees

Janet Harris

Scott Harris

Timothy A. Harrison Rev. Trust
Timothy A. Harrison, Trustee

Janis A. Hart Rev. Living Trust
Janis A. Hart, Trustee

Harry A. & Karen A. Heafer

Terry & Barbara Heckenberg Trust
Terry & Barbara Heckenberg, Trustees

Teddy M. & Janice L. Hemmy

Donald G. Herring

Donald G. Heth Rev. Trust
Donald G. Heth, Trustee

Jack L. & Kazuko K. Hewitt

Anna Ho

Pansy F. Hopper

Paul & Ginger Hopwood

Walter K. Horikoshi

Larry & Beverly Humphries

Charles & Patsy Hutton

Joanne S. Iverson Liv. Trust
Joanne S. Iverson, Trustee

Michael E. & Deborah A. Jacob

Mitchell J. Jacobson

Richard C. Jansen Living Trust
Richard C. Jansen, Trustee

Jewan & Dawn Jernaill

C. Russell & Anita D. Johnson

Evah B. Johnson Rev. Liv. Trust
Evah B. Johnson, Trustee

Mildred M. Johnson Rev. Liv. Trust
Mildred M. Johnson, Trustee

Johnson Living Trust
William M. & Verona Johnson, Trustees

Janet Jokisch Rev. Liv. Trust
Janet Jokisch, Trustee

Judith W. Jones Rev. Trust
Judith W. Jones, Trustee

Kawashima Living Trust
Norman T. & Lette R. Kawashima, Trustees

Estelle E. Kaya

Kaye Survivors Trust
Judith Kaye, Trustee

William N. Keadey

Trudy E. Keane Rev. Trust
Trudy E. Keane, Trustee

James F. & Sue Keough

Lorraine Kesling Rev. Liv. Trust
Lorraine Kesling, Trustee

Michael J. & Rebecca J. Kieler

E. David & Barbara King

J. Paul Kitchens

Kenneth W. & Donna M. Klatch

William H. Klemme

William A. & Patricia A. Kness

Dolores A. Konkel

Kopp Rev. Living Trust
Frances M. & Richard A. Kopp, Trustees

Florence A. Krein Rev. Liv. Trust
Florence A. Krein, Trustee

Charles & Gail Kreitner

Bruce W. Linda M. Kruenegel

Anita L. Hlefers Kuss

Archie & Donna Lees

George H. & Jeri A. Levesque

Ronald G. & Cecelia Ann Lindemann

Mary M. Linden Trust
Mary M. Linden, Trustee

Albert L., Jr. & Barbara A. Lock

1988 Lodi Living Trust
Edward & Rose Marie Lodi, Trustees

Vera Lopez Rev. Trust
Vera Lopez, Trustee

Terri J. Lorden

Mary E. Sudbrock Lucido Trust
Mary E. Sudbrock Lucido, Trustee

Leonard Lynch

Jennifer K. Maii

Robert & Linda Major

Ken & Patricia Manako

Margery M. Marshall Trust
Margery M. Marshall, Trustee

Joseph C. Martin & Kathleen Laurin-Martin

Mason Family Trust
Robert J. & Rita R. Mason, Trustees

Mau Living Trust
Patrick K. S. & Estella L. L. Mau, Trustees

Shirley J. McClung Rev. Liv. Trust
Shirley J. McClung, Trustee

Rose V. McCullin Trust
Rose V. McCullin, Trustee

Gina McDonald

Mary & Robert McGlaughlin Rev. Liv. Trust
Robert & Mary McGlaughlin, Trustees

James & Susan McHugh

William R., Jr. & Susan B. McKibbon

Marcia M. McLarty

Joseph & Jo A. McMahon

Thomas G. & Lora A. McMurry

Mal L. McSwain

Alan L. Mecham

Randy & Donna Mefford

C. Robert & Mary-Teresa Meloni

John G. Mergner, Sr.

Francis A. Messig Rev. Liv. Trust
Francis A. Messig, Trustee

Lorena A. Meyers Rev. Living Trust
Lorena A. Meyers, Trustee

William J. Millard

Carl J. & Judith A. Modzinski

Morinaka Family Trust
Donald T. & Teruko Morinada, Trustees

Robert E. Mortensen

Mosher-Schreiber Family Trust
Loren R. Mosher & Judith L. Schreiber, Trustees

Ronald & Natalie Mossman

Mark L. Moster

Mothershead Family Trust
Theodore E. & Beaty M. Mothershead, Trustees

Steven D. Mott

Joseph R. & Nancy D. Muus

William Bass Neal

Clifford Nelson

Lynn D. Nelson

Frank G. Nentwig

A. Robert Neurath

Donna L. Newman

Gary M. & J. Delores Niemeyer

James A. & Barbara J. Nissen

Robert O'Neill Trust
Robert E. O'Neill, Trustee

James C. & Denise S. K. O'Shea

Audrey J. Olson

John & Lynda Ortwig

Barbara Ing Pang

Michael A. Paparella

John F. Parrott

Sadashiv D. Parwatikar

Lucy R. Pennoyer

M. Annette Penny Rev. Liv. Trust
M. Annette Penny, Trustee

Marie Percich Rev. Liv. Trust
Marie Percich, Trustee

Patricia P. Peter Rev. Liv. Trust
Patricia P. Peter, Trustee

L. Gordon Pfefferkorn, Jr.

Carol A. Pick Rev. Trust
Carol A. Pick, Trustee

Danial & Robbie Poel

Charles H. Powers

Martha Sue Powers

Angela Cass-Prost & Thomas Prost

Katherine D. Rallo Liv. Trust
Katherine D. Rallo, Trustee

Christopher J. Ranck Trust
Christopher J. Ranck, Trustee

Katherine Rathjen Declaration of Trust
Katherine Rathjen, Trustee

Evelyn Darlene Reagan

Ralph E. Reardon

Kathy R. & Michael R. Reckert

Melvin J. Jr. & Susan Rector

John C. Reed

Rose T. Reitman Trust
Rose T. Reitman, Trustee

James E. Reittinger

Kenneth L. Rich Rev. Trust
Kenneth L. Rich & Deborah J. Palmer, Trustees

Jeannette A. Richards Family Trust
Jeannette A. Richards, Trustee

Barbara J. Richter Liv. Trust
Barbara J. Richter, Trustee

James F. Rinard

Robby & Marsha Robinson

Marilyn D. Rodell Rev. Liv. Trust
Marilyn D. Rodell, Trustee

Timothy E. Rodell & Victoria Ellison-Rodell Trust Rev. Liv. Trust
Timothy E. & Victoria Ellison-Rodell, Trustees

The Ross Family Trust
Jay L. & Virginia E. Ross, Trustees

Roland D. & Mary H. Roush

Forrest Steven & Sue Ann Rowland

Mary L. Ruddell

John D. & Kay M. Van Ryswyk

Paul Sartore

Susan M. Scalise Rev. Liv. Trust
Susan M. Scalise, Trustee

Susan & Joseph A. Scalise, Jr.

John & Jean Schaller

Robert M. & Frances M. Schaller Rev. Liv. Trust
Robert M. & Frances M. Schaller, Trustee

Vernon J. & Betty Jane Schmitz

Larry D. & Diane L. Schroeder

Terry & Beverly Schroeder

Larry J. & Lauren R. Schubert Rev. Liv. Trust
Larry J. Schubert, Trustee

Michael F. Schuermann Rev. Trust
Michael F. Schuermann, Trustee

Dale D. Seif Trust

Elizabeth B. Seif Rev. Trust
Elizabeth B. Seif, Trustee

Donald G. Self, Jr.

Jeffrey R. Serra

Steven R. Shapiro

Gay S. Sharp

Robert L & Joan E. Shaver

Joseph S. Sheperd

Scott M. Shimada

Catherine B. Simcoe Trust
Catherine B. Simcoe, Trustee

Clifford S. Singer

Paul A. & Lisa S. Skopal

James C. Smith, Jr. Rev. Trust
James C. Smith, Jr., Trustee

Robert H. & Lynn R. Smith

James M. Soine

Kenneth & Cathleen Sommermeyer Trust
Kenneth & Cathleen Sommermeyer, Trustees

Charles T. II & Sarah W. Speth

Edward T. Sprock Trust
Edward T. Sprock, Trustee

Hal R. Stewart

Dolores Stolarski

Joe & Arlene Strauss

Mary A. Suchan Rev. Liv. Trust
Mary A. Suchan, Trustee

C. Leslie, Jr. & Constance M. Sweeney

Jesse L. & Charlene A. Szwargulski Rev. Liv. Trust
Jesse L. & Charlene A. Szwargulski, Trustee

Joseph M. & Maureen F. Tabacchi

Hale I. Takazawa

Gregory D. Taylor

George S. & Susan Templeton

Debra K. Tilley

Tippin Revocable Living Trust
Stanley D. & Janet R. Tippin, Trustees

Philip I. Tokunaga

Tom M. Tolleson, Jr.

Anthony & Sue Tosto

Bernice K. Trulove Rev. Trust
Bernice K. Trulove, Trustee

Harry Yoshiyuki Tsuji Rev. Trust
Harry Yoshiyuki Tsuji, Trustee

George Turner

Nancy Tush

Wesley K. T. Tyau Rev. Trust
Wesley K. T. Tyau, Trustee

Leroy & Paula Uttinger

Stanley R. Van Hemert

Alex Vasilos

Darrel Vickers

Donald W. Viets, Jr.

Robert J. Wafer

Earl B. & Beatrice E. Walker

Keith R. Walters

Robert & Diane Wamhoff Rev. Liv. Trust
Robert & Diane Wamhoff, Trustees

Robert S. & Marilyn F. Warner

Melba Jean Wehmeier

David S. & Michelle Weissenborn

Fred L. & Lynn Weissenborn

Joan M. Weissenborn

Stephen E. & Ann M. Weissenborn

Frank A. Wheaton

Wesley D. Whelchel

Amy White

John & Judy Wick

Robert A. Wilder, Sr.

Judith W. Wilson

Larry T. Wilson

Bradley D. & Judy D. Woody

Gary T. Wroblewski

Stephen T. & Mary M. Wurtz

Marilyn L. Zahner Rev. Liv. Trust
Donald L. & Marilyn L. Zahner, Trustees

                      MEWBOURNE ENERGY PARTNERS 00-A, L.P.
                                LIMITED PARTNERS



Catherine S. Beals

William E. & Suzanne P. Murphy

Phyllis J. Morris Trust
Phyllis J. Morris, Trustee

John W. & Susan P. Smith

Janey S. Wong Trust
Janey S. Wong, Trustee

Richard Potson & Ginger Kamakea

John & Susan Best

Betty A. Conley Trust
Thomas J. & Betty A. Conley, Trustees

Robert B. Cavanah

Margaret H. Petersen Trust
Margaret H. & James H. Petersen, Trustees

Jerry J. & Joanne Palumbo

Hugh W. & Leona A. Barr

Richard Stanley & Barbara Cohen Trust
Richard Stanley & Barbara Cohen, Trustees

Chiebonam Ezekwueche

Isam S. & Randa S. Hawatmeh

David L. & Vicki J. Meyer

Clinton H. Brown, Jr.

Fred C. Mitchell

William E. Murphy-IRA
First Trust Corporation, Trustee

Gail M. Graham Rev. Liv. Trust
Gail M. Graham, Trustee